ASSIGNMENT AND AMENDMENT OF LICENSE AGREEMENT,
                              AMENDMENT OF GUARANTY
                                   AND CONSENT

         THIS ASSIGNMENT AND AMENDMENT OF LICENSE AGREEMENT, AMENDMENT OF GUARANTY AND CONSENT (this "Assignment and Amendment") is hereby made and entered into by and among B.J. Vines, Inc. ("Licensor"), Blue Concept, LLC ("Assignor") and Innovo Azteca Apparel, Inc. ("Assignee").

         WHEREAS, Licensor and Assignor have entered into a Letter Agreement executed on January 8, 2004, (the "License Agreement"), a copy of which is attached hereto and incorporated herein as Exhibit A, pursuant to which Licensor has granted to Assignor a license to exploit the "Betsey Johnson" trademark on specified categories of apparel under the terms and conditions set forth in said License Agreement; and

         WHEREAS, as an inducement to enter into the License Agreement, Licensor and Paul Guez, as Managing Member of Assignor, ("Paul Guez"), entered into a Guaranty Agreement with Licensor executed on January __, 2004 ("Guaranty Agreement"), a copy of which is attached hereto and incorporated herein as Exhibit B, whereby Paul Guez personally guaranteed the payment of contractually obligated royalty payments to be paid to Licensor pursuant to the License Agreement; and

         WHEREAS, Assignor wishes to assign all of its right, title and interest in and to the License Agreement to Assignee and Assignee wishes to accept and assume the same; and

         WHEREAS, Licensor and Paul Guez wish to amend paragraph 6 of the Guaranty Agreement to clarify the continuity of the Paul Guez guaranty upon the execution of this Assignment and Amendment; and

         WHEREAS, the parties wish to amend paragraph 1 of the License Agreement to acknowledge the potential creditworthiness of the Assignee in lieu of the Paul Guez guaranty upon the expiration of the initial term of the License Agreement; and

         WHEREAS, Licensor has joined in this Assignment and Amendment as evidence of its consent thereto and to the amendment of the Guaranty Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Assignor does hereby assign, transfer, and set over to Assignee, its successors, and assigns, all of Assignor's right, title, and interest in and to the License Agreement. Assignor agrees to cooperate with Assignee and to execute and deliver to Assignee all papers, instruments, and assignments as may be necessary to vest all right, title, and interest in and to the aforesaid License Agreement.

         2. Assignee hereby assumes and agrees to perform all of the covenants, conditions and agreements of the License Agreement required to be made, kept and performed by Assignor from and after the date of this Assignment and Amendment.

         3. Licensor joins in this Assignment and Amendment as evidence of its consent to the same.

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

         4. Licensor and Guez hereby delete Provision 6 of the Guaranty Agreement in its entirety and replace it with the following new Provision 6 as follows:

               "6. A permitted assignment of the License Agreement shall in no way extinguish the obligations of Paul Guez as Guarantor of the contractually obligated royalty payments set forth in the License Agreement."

         5. Licensor, Assignor and Assignee hereby amend Provision 1 of the License Agreement to replace the second paragraph of Provision 1 with the following paragraph:

               "Should both Licensor and Licensee be satisfied with the relationship, this agreement will be renewed for an additional three-year term (the "Renewal Term"). The parties agree to negotiate in good faith the maximum guaranteed royalties and minimum net sales for the Renewal Term beginning 120 days prior to the expiration of the Initial Term. In addition, should a Renewal Term be entered into between the parties, the Guaranty Agreement will not automatically renew and must be extinguished or renegotiated. Licensor agrees that it will examine the creditworthiness of the Licensee, Assignee or any of Assignee's corporate body affiliates in determining the necessity of an ongoing guaranty."

         6. This Assignment and Amendment shall be construed in accordance with and governed by the laws of the State of New York. This Assignment and Amendment shall be binding upon and inure to the benefit of the parties and their heirs, legal representatives, successors and permitted assigns. This Assignment and Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, this Assignment and Amendment has been executed to be effective as of the 3rd day of February, 2004.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.
                           SIGNATURE PAGE TO FOLLOW.]



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



Licensee/Assignor:                               Assignee:
------------------                               ---------

BLUE CONCEPT, LLC                                INNOVO AZTECA APPAREL, INC.

/s/ Paul Guez                                    /s/ Samuel J. Furrow, Jr.
-------------------------------                  -------------------------------
By: Paul Guez                                    By: Samuel J. Furrow, Jr.
Its:  Managing Member                            Its: Chief Executive Officer




Licensor:                                        Guarantor:
---------                                        ----------

B.J. VINES, INC.                                 PAUL GUEZ

/s/ Chantal Bacon                                /s/ Paul Guez
-------------------------------                  -------------------------------
By:  Chantal Bacon                               Paul Guez
Its:  Vice President / Owner


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